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                                                                    Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of SUPERVALU INC. on Form S-8 of our reports dated April 6, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of SUPERVALU INC. for the year ended February 27, 1999.

/s/  Deloitte & Touche LLP

Minneapolis, Minnesota
October 14, 1999